EXHIBIT 23.1

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated February 20, 1998 included in The Turner Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.




                                               /s/ Arthur Andersen LLP

                                               ARTHUR ANDERSEN LLP



New York, New York
August 17, 1998